EXHIBIT 10.1

                      P.A.M. TRANSPORTATION SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Option Agreement") is made and entered into as of __________________ (the "Option Date"), by and between P.A.M. TRANSPORTATION SERVICES, INC. (the "Company") and ___________________________ (the "Employee");

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, the Board of Directors of the Company has adopted the Company's 1995 Stock Option Plan, which has been approved by the shareholders of the Company, and has been amended by an Amendment to 1995 Stock Option Plan adopted by the Board of Directors of the Company on ___________________ (as amended, the "Plan"). Pursuant to the terms of the Plan, the Board of Directors or the Committee designated by the Board of Directors to administer the Plan has selected the Employee to participate in the Plan and desires to grant to the Employee a non-qualified stock option to purchase shares of the Company's authorized $.01 par value common stock ("Stock"), subject to the terms and conditions set forth below in this Option Agreement;

NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants contained in this Option Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Option Agreement agree as follows:

                         1.  INCORPORATION OF PROVISIONS

This Option Agreement is subject to and is to be construed in all respects in a manner which is consistent with the terms of the Plan, the provisions of which are incorporated by reference into this Option Agreement. Unless specifically provided otherwise, all terms used in this Option Agreement shall have the same meaning as in the Plan.

                               2.  GRANT OF OPTION

Subject to the further terms and conditions of this Option Agreement, the Employee is granted a non-qualified stock option to purchase ________________ shares of Stock, effective as of the Option Date. This stock option is intended to be a non-qualified stock option and is not intended to be an incentive stock option as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                3.  OPTION PRICE

The Board of Directors or the Committee has determined that the price for each share of Stock purchased under this Option Agreement shall be $________, which is the Market Price per share as provided for in Section 8(a) of the Plan.

                            4.  EXPIRATION OF OPTIONS

The option to acquire Stock pursuant to this Option Agreement shall expire (to the extent not previously fully exercised) upon the first to occur of the following:

 (a) ______________,  20___

 (b) The date which is three months following the date upon which the Employee ceases to be employed by the Company or any majority-owned subsidiary of the Company, otherwise than as a result of the Employee's death or permanent and total disability(as defined in Section 8(g) of the Plan);

 (c) The date which is the first anniversary of the date upon which the Employee ceases to be employed by the Company, or any majority-owned subsidiary of the Company, by reason of the Employee's death or permanent and total disability; or

 (d) The date upon which the Employee ceases to be employed by the Company or any majority-owned subsidiary of the Company, for any reason, including death or permanent and total disability, with respect to any portion of this option which is not then exercisable on the date the Employee ceases his employment with the Company.


                             5.  EXERCISE OF OPTION

Unless the option to acquire Stock pursuant to this Option Agreement shall earlier lapse or expire pursuant to Article 4 hereof, this option may be exercised with respect to the aggregate number of shares subject to this Option Agreement in accordance with the vesting schedule applicable to the Employee and subject to the performance criteria for vesting, set forth in Exhibit A to this Option Agreement.

To the extent that this option become exercisable in accordance with the above, the Employee may exercise this non-qualified stock option, in whole or in part from time to time. The option exercise price may be paid by the Employee either in cash, or at the discretion of the Committee, by surrender of other shares of Stock of the Company held by Employee or a combination of cash and such shares. If the Committee permits the surrender of other shares of Stock of the Company as all or part of the option exercise price, the Employee shall be given credit against the option exercise price for such shares surrendered in an amount equal to the Market Price per share of Stock determined as provided for in Section 2(g) of the Plan on the day preceding the day of the exercise of the option, times the number of shares of Stock surrendered.

                             6.  MANNER OF EXERCISE

This non-qualified stock option may be exercised by written notice to the Company specifying the number of shares to be purchased and signed by the Employee or such other person who may be entitled to acquire stock under this Option Agreement. If any such notice is signed by a person other than the Employee, such person shall also provide such other information and documentation as the Board of Directors or the Committee may reasonably require to assure that such person is entitled to acquire Stock under the terms of the Plan and this Option Agreement.

                       7.  RESTRICTIONS ON TRANSFERABILITY

The non-qualified stock option granted under this Option Agreement shall not be transferable by the Employee otherwise than by will or by the laws of descent and distribution, and such non-qualified stock option shall be exercisable during the Employee's lifetime only by the Employee.

             8.  FURTHER RESTRICTIONS ON EXERCISE AND SALE OF STOCK

Subject to the provisions of the third paragraph of this Article 8, neither this Option nor any portion thereof shall be exercisable at any time during which there is not on file with the Securities and Exchange Commission an effective Registration Statement covering the option shares on Form S-8, or on any other or similar form promulgated by the Securities and Exchange Commission.

Nothing contained in this section shall be construed to obligate the Company to, or to grant any right to the holder of this Option to, cause the Company to file any Registration Statement; or, if any such Registration Statement is filed, to prepare any additional prospectus, to file any amendments to the Registration Statement, or to continue said Registration Statement in effect.

If at any time during which this Option is otherwise exercisable according to its terms there is no effective Registration Statement on file with the Securities and Exchange Commission covering the shares then acquirable hereunder, the Board of Directors or the Committee shall permit this Option to be exercised by the holder hereof, upon its satisfaction that the offer and sale of such option shares to the option holder is exempt in fact from the registration requirements of the Securities Act of 1933, as amended, and such state securities laws as shall be applicable, and may condition such exercise upon its receipt of such representations, factual assurances and legal opinions as it shall deem necessary to determine and document the availability of any such exemption and may further condition such exercise upon such undertakings by the holder hereof or such restriction upon the transferability of the shares to be acquired hereunder as it shall determine to be necessary to effectuate and protect the claim to any such exemption.

IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by a member of the Board of Directors or a duly authorized officer of the Company, and the Employee has executed this Option Agreement as of the Option Date.

P.A.M.  TRANSPORTATION  SERVICES,  INC.

By:____________________________

Its:  _________________________



ATTEST:

________________________________
Secretary or Assistant Secretary



"EMPLOYEE"

_______________________________
Name: